Exhibit 10.1

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 14th day of January, 2021, by and between B9 LS HARRISON & WASHINGTON LLC, a Delaware limited liability company (“Landlord”), and PEPGEN, INC., a Delaware corporation (“Tenant”).

RECITALS

a)
WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of December 1, 2021 (as the same may have been amended, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 321 Harrison Avenue in Boston, Massachusetts (the “Building”);

b)
WHEREAS, Landlord and Tenant desire to make certain corrections to the Rentable Area of the Building and the plan of the Premises set forth in the Existing Lease; and

c)
WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.
Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as usedin the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2.
Rentable Area of Building; Tenant’s Pro Rata Share of Building. The Approximate Rentable Area of Building set forth in Section 2.2 of the Existing Lease is hereby amended and corrected by deleting “247,670 square feet” and replacing it with “246,737 square feet.” The Tenant’s Pro Rata Share of Building set forth in Section 2.2 of the Existing Lease is hereby amended and corrected by deleting “12.79%” and replacing it with “12.83%.” For clarity, there is no change to the Approximate Rentable Area of Premises, the Approximate Rentable Area of Project, and Tenant’s Pro Rata Share of Project. Accordingly, the chart set forth in Section 2.2 of the Existing Lease shall be deleted in its entirety and replaced with the following:

Definition or Provision	Means the Following (As of the Execution Date)
Approximate Rentable Area of Premises*	31,668 square feet
Approximate Rentable Area of Building	246,737 squarefeet
Approximate Rentable Area of Project	493,375 squarefeet

Tenant’s Pro Rata Shareof Building*	12.83%
Tenant’s Pro RataShare of Project*	6.42%

* Note: Subject to adjustment based upon the Rentable Area of the Premises, Building and Project as of the Term Commencement Date subject to Section 6 below.

3.
Premises Plan. The plan of the Premises attached to the Existing Lease as ExhibitA is hereby deleted in its entirety and replaced with the plan attached hereto as Exhibit A. Landlord and Tenant acknowledge and agree that the Approximate Rentable Area of Premises set forth in Section 2.2 of the Existing Lease and reflected in the plan is not being modified.For clarity, the purpose of replacing the plan of the Premises is to reflect the relocation of the central shared mechanical shaft eastward.

4.
Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless the Landlord Indemnitees for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

5.
No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

6.
Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

7.
Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

8.
Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

9.
Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

10.
Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF,Landlord and Tenant have executedthis Amendment as a sealed Massachusetts instrument as of the date and year first above written.

LANDLORD:

B9 LS HARRISON & WASHINGTON LLC,

a Delaware limited liability company

Date: January 14, 2021	By:	/s/ Carlye Murphy
Carlye Murphy
Vice President, Legal

Date: January 14, 2021	By:	/s/ James McArthur
James McArthur
Chief Executive Officer, CEO

EXHIBIT A

PREMISES

[see attached]

ELEC
LOBBY
SERV AREA
SERV AREA
FUEL STG

PROJECT NORTH
True North

Diagonal crosshatching indicates extent of premises

BioMed Realty

prepared by PFBCDA Consulting | Design | Advising

Premises Plans - Tenant 800

321 Harrison Avenue

Boston 0A

Approximate Scale: 1/32" = 1'-0"

Lower Level

3 December 2021

BIKE PARKING
BIKE REPAIR
BIKE ENTRY
FIRE PUMP
TRANSFORMER
ELEC
PUMP ROOM
LOBBY
ELEC / TEL
MAIN LOBBY
1000 Washington Street
PROJECT NORTH
True North

Diagonal crosshatching indicates extent of premises

BioMed Realty

prepared by PFBCDA Consulting | Design | Advising

Premises Plans - Tenant 800

321 Harrison Avenue

Boston MA

Approximate Scale: 1/32" = 1'-0"

Level 1

3 December 2021

MECH
LOBBY
LOBBY
MECH
OPEN TO LOBBY BELOW
1000 Washington Street
PROJECT
NORTH
True North

Diagonal crosshatching indicates extent of premises

BioMed Realty

prepared by PFBCDA Consulting | Design | Advising

Premises Plans - Tenant 800

321 Harrison Avenue

Boston MA

Approximate Scale: 1/32" = 1'-0"

Level 2

3 December 2021

BMS
LAB
MECHANICAL
LOCKERS
OPEN TO
BELOW
OPEN TO
BELOW
OPEN TO
BELOW
OPEN TO LOBBY BELOW
1000 Washington Street
PROJECT
NORTH
True North

Diagonal crosshatching indicates extent of premises

BioMed Realty

prepared by PFBCDA Consulting | Design | Advising

Premises Plans - Tenant 800

321 Harrison Avenue

Boston MA

Approximate Scale: 1/32" = 1'-0"

Level 3

3 December 2021

ROOF TERRACE
LAB SHAFTS (2)
LAB SERVICE
ELEVATOR
AMENITY AREA
JANITOR CL
RECYCLING
EMERGENCY
ELECTRICAL
EMER EXIT
TEL/DATA
MECH
ROOM
RESTROOMS
ELEV
LOBBY
ELECTRICAL
1000 Washington Street
PROJECT
NORTH
True North

Diagonal crosshatching indicates extent of premises

BioMed Realty

prepared by PFBCDA Consulting | Design | Advising

Premises Plans - Tenant 800

321 Harrison Avenue

Boston MA

Approximate Scale: 1/32" = 1'-0"

Level 4

3 December 2021

LAB SHAFTS (3)
LAB SERVICE ELEVATOR
JANITOR CL
RECYCLING
EMERGENCY ELECTRICAL
EMER EXIT
TEL/DATA
MECH ROOM
RESTROOMS
ELEV LOBBY
ELECTRICAL

PROJECT NORTH
True North

Diagonal crosshatching indicates extent of premises

BioMed Realty

prepared E\ PFBCDA Consulting | Design | Advising

Premises Plans - Tenant 800

321 Harrison Avenue

Boston MA

Approximate Scale: 1/32" = 1'-0"

Level 5

3 December 2021

LAB SHAFTS (3)
LAB SERVICE ELEVATOR
JANITOR CL
RECYCLING
EMERGENCY ELECTRICAL
EMER EXIT
TEL/DATA
ELECTRICAL
MECH ROOM
RESTROOMS
ELEV LOBBY
PROJECT NORTH
True North

Diagonal crosshatching indicates extent of premises

BioMed Realty

prepared by PFBCDA Consulting | Design | Advising

Premises Plans - Tenant 800

321 Harrison Avenue

Boston MA

Approximate Scale: 1/32" = 1'-0"

Level 6

3 December 2021

LAB SHAFTS (3)
LAB SERVICE ELEVATOR
JANITOR CL
RECYCLING
EMERGENCY ELECTRICAL
EMER EXIT
TEL/DATA
MECH ROOM
RESTROOMS
ELEV LOBBY
ELECTRICAL

Diagonal crosshatching indicates extent of premises

PROJECT NORTH
True North

BioMed Realty

prepared E\ PFBCDA Consulting | Design | Advising

Premises Plans - Tenant 800
321 Harrison Avenue
Boston MA

Approximate Scale: 1/32" = 1'-0"
Level 7
3 December 2021

LAB SHAFTS (3)
LAB SERVICE ELEVATOR
JANITOR CL
RECYCLING
EMERGENCY ELECTRICAL
EMER EXIT
TEL/DATA
MECH ROOM
RESTROOMS
ELEV LOBBY
ELECTRICAL

PROJECT NORTH
True North

Diagonal crosshatching indicates extent of premises

BioMed Realty

prepared by PFBCDA Consulting | Design | Advising

Premises Plans - Tenant 800
321 Harrison Avenue
Boston MA

Approximate Scale: 1/32" = 1'-0"
Level 8
3 December 2021

LAB SHAFTS (3)
LAB SERVICE ELEVATOR
JANITOR CL
RECYCLING
EMERGENCY ELECTRICAL
EMER EXIT
TEL/DATA
ELECTRICAL
MECH ROOM
RESTROOMS
ELEV LOBBY

Diagonal crosshatching indicates extent of premises

PROJECT NORTH
True North

BioMed Realty

prepared by PFBCDA Consulting | Design | Advising

Premises Plans - Tenant 800

321 Harrison Avenue

Boston MA

Approximate Scale: 1/32" = 1'-0"

Level 9

3 December 2021

LAB SHAFTS (3)
LAB SERVICE ELEVATOR
JANITOR CL
RECYCLING
EMERGENCY ELECTRICAL
EMER EXIT
TEL/DATA
ELECTRICAL
MECH ROOM
RESTROOMS
ELEV LOBBY

PROJECT NORTH
True North

Diagonal crosshatching indicates extent of premises

BioMed Realty

prepared by PFBCDA Consulting | Design | Advising

Premises Plans - Tenant 800
321 Harrison Avenue
Boston MA

Approximate Scale: 1/32" = 1'-0"
Level 10
3 December 2021

BALCONY
BALCONY
LAB SHAFTS (3)
LAB SERVICE ELEVATOR
JANITOR CL
RECYCLING
EMERGENCY ELECTRICAL
EMER EXIT
TEL/DATA
MECH ROOM
RESTROOMS
ELEV LOBBY
ELECTRICAL

PROJECT NORTH
True North

Diagonal crosshatching indicates extent of premises

BioMed Realty

prepared by PFBCDA Consulting | Design | Advising

Premises Plans - Tenant 800
321 Harrison Avenue
Boston MA

Approximate Scale: 1/32" = 1'-0"
Level 11
3 December 2021

MAIN ROOF
BASE BUILDING ROOFTOP MECHANICAL EQUIPMENT
MECHANICAL PENTHOUSE
MECHANICAL PENTHOUSE
PROJECT NORTH
True North

Diagonal crosshatching indicates extent of premises

BioMed Realty

prepared by PFBCDA Consulting | Design | Advising

Premises Plans - Tenant 800

321 Harrison Avenue

Boston MA

Approximate Scale: 1/32" = 1'-0"

Penthouse

3 December 2021